UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Definitive Information Statement

KESSELRING HOLDING CORPORATION
(Name of Registrant As Specified In Its Charter)

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KESSELRING HOLDING CORPORATION
1956 Main Street
Sarasota, FL  34240

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Sarasota, Florida *, 2008

This information statement has been mailed on or about *, 2008 to the stockholders of record on *, 2008 (the “Record Date”) of Kesselring Holding Corporation, a Delaware corporation (the "Company") in connection with certain actions to be taken by the written consent by stockholders holding a majority of the outstanding voting stock of the Company, dated as of February 14, 2008.  The actions to be taken pursuant to the written consent shall be taken on or about *, 2008, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

By:	/s/ Kenneth W. Craig
Kenneth W. Craig
Director and Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING VOTING STOCK IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED FEBRUAURY 14, 2008

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the removal of Douglas P. Badertscher as a director of the Company will be taken pursuant to written consent by stockholders holding a majority of the outstanding voting stock of the Company (the “Majority Stockholders”), dated as of February 14, 2008, in lieu of a special meeting of the stockholders. Such action will be taken on or about *, 2008.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 200,000,000 shares of Common Stock, of which * shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of February 14, 2008 have voted in favor of the foregoing proposals by resolution dated February 14, 2008; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2008.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the General Corporation Law of the State of Delaware.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

REMOVAL OF DOUGLAS P. BADERTSCHER AS A DIRECTOR OF THE COMPANY

On February 14, 2008, the Majority Stockholders of the Company executed a stockholder consent in accordance with Delaware General Corporation Law to remove Douglas P. Badertscher as a director of the Company.  Mr. Badertscher had been terminated as Chief Executive Officer by the Board of Directors of the Company on February 5, 2008. The removal of Mr. Badertscher will be taken on or about *, 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of February 18, 2008 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned		Percentage of Common Stock (2)
Douglas P. Badertscher*	625,000	(7)	1.72%
V. L. Sandifer,*	445,342		1.25%
Kenneth W. Craig, CEO*	2,902,739	(3)	8.14%
Clifford H. Wildes*	2,852,703	(4)	8.00%
Gary and Margaret King*	5,720,500	(3)	16.04%
Charles B. Rockwood, CFO/COO*	1,000,000	(8)	2.73%
Nicole O’Sullivan	2,255,500	(5)	6.32%
Daniel Ezelle	2,185,500		6.13%
Teresita Craig	2,757,788	(6)	7.73%
Ben Bond *	25,000		**
Curtis and Lois King	2,965,000		8.35%

All officers and directors as a group (7) persons	13,571,284		37.94%
*Executive officer and/or director of our company. ** Less than 1%

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Kesselring Holding Corporation, 1956 Main Street, Sarasota, FL 34236.

(2)
Applicable percentage ownership is based on 35,427,631 shares of common stock outstanding as of February 18, 2008, together with securities exercisable or convertible into shares of common stock within 60 days of February 18, 2008 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of February 18, 2008 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated at outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes an aggregate of 1,501,227 shares of common stock held by Mr. Craig’s wife and children.

(4)	Includes 1,501,247 shares of common stock held by Mr. Wildes’ wife.

(5)	Represents shares of common stock held by the Nicole O’Sullivan Trust.

(6)	Includes an aggregate of 500,409 shares of common stock held by Mrs. Craig’s husband.

(7)	Represents 625,000 shares of common stock issuable upon exercise of stock options at an exercise price of $0.30 per share. Mr. Badertscher’s address is 3597 Founders Club Dr., Sarasota, FL 34236.
(8)

Mr. Rockwood was granted a stock option to purchase 1,000,000 shares of our common stock at an exercise price of $0.14 per share (shares vest ratably on May 12, 2008, August 12, 2008, November 12, 2008 and February 12, 2009)

ADDITIONAL INFORMATION

The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to Charles B. Rockwood, Chief Financial Officer/Chief Operating Officer, Kesselring Holding Corporation, 1956 Main Street, Sarasota, FL  34240; 941-371-0440.

By Order of the Board of Directors,

By:	/s/ Kenneth W. Craig
Kenneth W. Craig
Director and Chief Executive Officer

Sarasota, Florida
*, 2008